2016 Q4 and Year-End Earnings Call February 22, 2017, 9:00 am PT Exhibit 99.2

Forward Looking Statements and Non-GAAP Information Certain statements contained in the Company’s press release for the fourth quarter and year ended December 31, 2016 and the accompanying comments during our conference call that are not historical information may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: anticipated new home deliveries, revenue and pre-tax income, gross margin performance, backlog conversion rates, operating and financial results for the first quarter of 2017 and full year 2017, community count growth and project performance, market and industry trends, the continued housing market recovery, average sale price of homes to be closed in various periods, SG&A percentage, future cash needs and liquidity, leverage ratios and reduction strategies and land acquisition spending. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: the availability of labor and homebuilding materials and increased construction cycle times; the availability and timing of mortgage financing; adverse weather conditions; our financial leverage and level of indebtedness and any inability to comply with financial and other covenants under our debt instruments; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; increased outside broker costs; changes in governmental laws and regulations and increased costs, fees and delays associated therewith; potential changes to the tax code; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry, credit and capital markets; terrorism or other hostilities involving the United States; building moratorium or "slow-growth" or "no-growth" initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles; changes in prices of homebuilding materials; competition for home sales from other sellers of new and resale homes; cancellations and our ability to realize our backlog; the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; limitations on our ability to utilize our tax attributes; whether an ownership change occurred that could, under certain circumstances, have resulted in the limitation of our ability to offset prior years' taxable income with net operating losses; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; and additional factors discussed under the sections captioned "Risk Factors" included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. GAAP. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in the Appendix to this presentation. A copy of the press release reporting the Company’s financial results for the three and twelve months ended December 31, 2016 is available on the Company's website at www.lyonhomes.com.

Management Presenters William H. Lyon Chairman of the Board and Executive Chairman Matthew R. Zaist President and Chief Executive Officer Colin T. Severn Senior Vice President and Chief Financial Officer

Year over Year Comparisons % y-o-y change: +17% +3% +4% +9% % y-o-y change: +28% +7% +7% +7% % y-o-y change: (8%) (4%) (3%) +2% Net New Orders (Units) Order Value (In Millions) Average Community Count Monthly Order Absorption Rate/Avg. Community % y-o-y change: +25% +13% +17% +17% Order ASP ($ In Thousands) $456 $486 $444 $486 $475 $536 $473 $504 2015 2016

% y-o-y change: +38% +31% +40% +19% Year over Year Comparisons (continued) % y-o-y change: +40% +20% +19% +11% Homes Closed Homebuilding Revenue ($ Million) Bps y-o-y change: +10bps (200bps) (250bps) (260bps) Bps y-o-y change: (110bps) (180bps) (140bps) (130bps) Adjusted Gross Margin Gross Margin (GAAP) 2015 2016 Closings ASP ($ In Thousands) $489 $481 $448 $490 $433 $509 $491 $525

Summary of Q4 and FY 2016 Results William Lyon Homes’ business has continued to improve across a number of financial and operating metrics Dollar value of orders up 17% y-o-y Q4 and FY to around $1.4 billion. New home deliveries are up 11% and 20% y-o-y Q4 and FY, respectively, and home sales revenues up 19% and 30%. Operating income up 6% and 17% y-o-y Q4 and FY, respectively, and adjusted EBITDA up 2% and 19%. SG&A margin Q4 of 9.0%, improvement of 30 bps y-o-y and SG&A margin FY of 10.4%, improvement of 80 bps y-o-y.

Significant Growth in Revenues and Closings Total Revenue ($ Millions) Home Closings Since 2012, home closings have increased nearly threefold and total revenue has increased nearly fourfold.

2016 Sales Volume – Actual vs. Prior Year Total Net Orders by Month (Units) % y-o-y change: +21% +22% +11% +3% (7%) +13% +4% (3%) +12% +18% (7%) +19% +12% Avg. Sales Locations: 55 72 52 67 54 67 63 68 69 72 71 77 71 79 73 78 76 76 75 78 74 79 72 81 72 81 Monthly Absorption Rate: 3.0 2.8 3.6 3.4 4.3 3.8 4.5 4.3 4.0 3.5 4.0 4.2 3.1 2.8 3.1 2.9 2.4 2.7 2.3 2.7 2.6 2.2 2.1 2.2 2.8 2.8 2015 2016 2017 Up 25%

Backlog Growth – Year over Year Value $392M Homes 739 ASP $530k Q4 2015 Q4 2016 Value $411M Homes 733 ASP $560k Units (1%)ASP 6%$ Value 5%

Backlog Conversion Rate Backlog Conversion Rate - Quarterly

We employ a diversified product strategy, even within the same project footprint, allowing us to serve a wide range of buyers and to adapt quickly to strengthening or weakening market conditions Breadth of product and price point allows flexibility to pursue a broader array of land acquisition opportunities Entry Level product represented 48% of units closed in Q4’16, up from 45% in the same period of prior year, demonstrating our continued focus on that buyer segment. ASP by Buyer Type ($ in ‘000s) Units by Buyer Type High Quality, Diverse Product Offerings Buyer Type – Q4 2016 Homes Closed Price Range – Q4 2016 Home Closings and Backlog Home Closings - Units Backlog - Units ASP: $525k ASP: $560k Buyer Type – Q4 2016 Ending Backlog ASP by Buyer Type ($ in ‘000s) Units by Buyer Type $301k - $450k 25% $451k - $600k 20% $451k - $600k 22% > $600k 30% ≤ $300k 25% > $600k 30% $301k - $450k 20% ≤ $300k 28% 1st time move-up38% 2nd time move-up20% 1st time move-up34% 2nd time move-up15% Luxury4% Luxury3%

Strong New Order Growth – Dollars Trailing Twelve Months Dollar value of new home orders of $1.4 billion for YE 2016, an increase of 17% over the prior year and up 72% over a two year period. Q4’16 dollar value of new orders was $284 million, up 17% over the prior year. TTM Dollar Value of Orders ($ Millions) TTM Ending: Up 17% Y-o-Y

Consistent Growth and Operating Leverage Over the last years, the Company has generated strong annual revenue growth and consistently lower SG&A as a percentage of homebuilding revenue. Q4’16 SG&A represents 9.0% of the quarterly homebuilding revenue, improvement of 30 bps from 9.3% in Q4’15. TTM Total Revenue ($ Millions) TTM Ending: TTM SG&A as a % of Homebuilding Revenue Note: 2014 SG&A excludes Polygon transaction fees of $5.9 million. SG&A G&A

Debt Refinance - Summary 13 New notes description: 5.875% Senior Notes due 2025 Total principal amount: $450 million Maturity: January 31, 2025 Interest payment dates: Semi-annually on January 31 and July 31, commencing July 31, 2017 Interest Savings of approximately $10 million annually. Net tax effected cost associated with refinance is approximately $13.9 million, which  will return with interest savings in 17 months.

14 Senior Notes Maturity 5.75% Sr. Notes 5.875% Sr. Notes 7% Sr. Notes The 5.75%, 7% and 5.875% Senior Notes are callable beginning in April 2016, August 2017 and February 2020, respectively. ($ in millions)

Key Investment Highlights 15 Strong presence in high quality markets Attractive land portfolio High quality, diverse product offerings Balanced capital structure Expertise in land acquisition, entitlement, and development Disciplined operating strategy Strong customer satisfaction and significant brand loyalty Experienced management team

Appendix

Adjusted EBITDA 17

Adjusted Homebuilding Gross Margin 18 (1) Cost of sales excluding interest and purchase accounting adjustments